                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2003 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar7                                 WEIGHTED AVERAGE PC RATE:    5.56310%
POOL NUMBER:  Group 1 = 1848
____________________________________________________________________________________________

ISSUE DATE:  06/24/2002
CERTIFICATE BALANCE AT ISSUE:  $1,498,556,656.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1136                         $671,890,038.83
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $104,638.74
Unscheduled Principal Collection/Reversals                         $1,775,968.27
Liquidations-in-full                                     137      $76,659,856.33
Net principal Distributed                                         $78,540,463.34    ($78,540,463.34)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        999                         $593,349,575.49

SCHEDULED INTEREST AT MORTGAGE RATE:                               $3,565,014.20

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $447,926.90

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $81,657,550.64

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2003 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar7                                 WEIGHTED AVERAGE PC RATE:    5.56310%
POOL NUMBER:  Group 1 = 1848
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $78,540,463.34     $3,117,087.30             $0.00     $3,117,087.30             $0.00    $81,657,550.64

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $27,933,557.00             $0.00             $0.00             $0.00    $27,933,557.00
Bankruptcy Bond
   Single-Units           $198,052.00             $0.00             $0.00             $0.00       $198,052.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $29,971,133.00             $0.00             $0.00             $0.00    $29,971,133.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    4      $2,458,385.56         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
05/25/2003 are as follows:

                Class       Class Principal Balance
                B1                $18,772,881.34
                B2                $11,398,140.41
                B3                 $5,363,936.07
                B4                 $2,681,968.04
                B5                 $2,011,699.76
                B6                 $3,355,418.49
                              __________________
                Total             $43,584,044.11
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of April 30, 2003):

SERIES:  2002-ar7               POOL NUMBER:  Group 1 = 1848

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $593,349,575.49**        $2,458,385.56***        $2,458,385.56***
Number:                         2320                      4                       4
% of Pool:                    100.00%                  0.41%                   0.41%
(Dollars)
% of Pool:                    100.00%                  0.17%                   0.17%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 01, 2003 scheduled payments and April 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
April 30, 2003.

Trading Factor, calculated as of distribution date : 0.39594738.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 01, 2003, and unscheduled prepayments in months prior to May ) can be calculated.